FORM 8-K/A

                      CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


                     November 17, 2002
               -----------------------------
                     (Date of Report)


               BOUNDLESS VISION INCORPORATED
-------------------------------------------------------
(Exact Name of Registrant  as Specified in its Charter)



                             Nevada
                   ------------------------
                   (State of Incorporation)


      0-29925                         95-4784883
-----------------------         ---------------------
(Commission File Number)          (IRS Employer ID)



                     #14-700 58th Avenue SW.
                   Calgary, Alberta, Canada
                           T2T 2E2
                   -------------------------




                          (403) 250-2442
                  -------------------------------
                  (Registrant's Telephone number)

















             BOUNDLESS VISION INCORPORATED

                     FORM 8-K/A

ITEM 1.      CHANGES IN CONTROL OF REGISTRANT.

On September 3, 2002, Boundless Vision Incorporated, (the "Company"), through its wholly-owned subsidiary Surge Acquisition Corp., ("Acquirer"), a Nevada Company, entered into a Merger Agreement, (the "Merger Agreement"), with Surge Technologies Inc., ("Surge"), Gordon McPhedran ("McPhedran"), Jack Barbier ("Barbier"), Dale Olmstead ("Olmstead"), Harj Manhas ("Manhas") and Secura
Investments Inc. ("Secura"), ("Mcphedran, Barbier, Olmstead, Manhas, and Secura" are collectively referred to as the "Surge Shareholders"). Pursuant to the Merger Agreement the Acquirer acquired 85% of Surge Class A Common Stock in exchange for 10,186,323 newly issued shares of Common Stock of the Company from the Surge Shareholders.
The Acquirer also acquired from other shareholders, ("Other Shareholders"), the remaining 15% of Surge Class A Common Stock in exchange for 825,930 newly issued shares of Common Stock of the Company, 100% of the Class B Surge Common Stock in exchange for 807,745 newly issued shares of Common Stock of the Company, 100% of the Class E Common Stock in exchange for 180,000 newly issued shares of Common Stock of the Company, collectively the Surge Shareholders and Other Shareholders representing 100% of the issued and outstanding shares of Surge. The Merger Agreement was consummated on September 3rd, 2002.

In addition, upon consummation of the Merger Agreement, the Company will increase its board of directors from 2 to 5 and appoint Gordon Mcphedran, Dale Olmstead, and Harj Manhas to the board of directors of the Company. The Company's current members of the Board of Directors, Peter Sanders and Bijay Singh, will remain as directors.

As result of the Merger Agreement the Company acquired all of the outstanding capital stock of Surge, Surge was founded on December 3, 1998 under the name of Barmac & Associates, ("Barmac"), to take advantage of the unprecedented growth in the telecommunications industry. On April 31st, 2001 Barmac Amalgamated with Surge through a share exchange and the surviving entity changed its named to Surge Technologies Inc.

Surge is an integrated Company that researches, designs, manufactures, markets and distributes a number of generic and special application electrical surge protection devices. The primary product focus is electrical surge limiting terminals that combine easy field line installation with protection from transient voltage, lighting, induction or electronic discharge. The Company's ability to quickly research , design, and produce specialty products, has allowed Surge to develop a market niche supplying custom built products to prominent telecommunication companies in both Canada and the U.S.


As result of the Merger Agreement the following sets forth the current beneficial share structure ownership of the Company's common stock:

NAME AND ADDRESS          SHARES OF      PERCENT
OF BENEFICIAL OWNER (1)   COMMON STOCK   OF CLASS
-----------------------   ------------   --------

Gordon McPhedran (1)       2,059,752       13.2%

Jack Barbier (1)           2,057,829       13.2%

Dale Olmstead (1)          2,061,273       13.3%

Harj Manhas (1,2)          1,574,862       10.1%

Secura Investments Inc.
(3)                        2,906,301       18.7%

Jack Olesk (4)             2,750,000       17.7%

All officers and directors,
after completion Of the
Merger Agreement
(4 persons)                 7,753,716       49.9%
-------------------------------------------------

(1) The address for each of the named persons is C/O Surge
Technologies Inc., #14-700  58th  Avenue, Calgary, Alberta,
Canada, T2H 2E2

(2) Harj Manhas is also an officer and director of Secura
Investments Inc. and has an 8.5% holding in Secura.

(3) Secura Investments Inc. is a Calgary, Alberta based investment company that invests in startup companies.

(4) Jaak Olesk was the principal shareholder of Boundless
Vision Incorporated prior to the Merger Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS.

1. Financial Statements of Business Acquired with Pro Forma
Financial Information. Previously filed on form 10Q-SB, as of November 18, 2002.

2. Amendment to the Agreement and Plan of Merger amongst
Boundless Vision Incorporated and Surge Technologies, Inc.
dated November 7th, 2002.

The exhibits filed as a part of this report are listed on the Index t Exhibits on page 5 of this report, which index is incorporated in this Item 7 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 17, 2002    BOUNDLESS VISION INCORPORATED


By: /s/ Gordon McPhedran
---------------------------------------
Gordon McPhedran,
President, and Chief Executive Officer


INDEX TO EXHIBITS

The following exhibit to this report is incorporated herein by reference:

1.    Amendment to the Agreement and Plan of Merger amongst
Boundless Vision Incorporated and Surge Technologies, Inc.
dated November 7th, 2002.

Exhibit 1. Amendment to the Agreement and Plan of Merger amongst Boundless Vision Incorporated and Surge
Technologies, Inc. dated November 7th, 2002.


                    AMENDMENT AGREEMENT
To the Merger Agreement made as of the 3rd day of September
2002

THIS AMENDMENT AGREEMENT is made as of the 7th day of November, 2002

AMONG:     BOUNDLESS VISION INCORPORATED, a body corporate
formed pursuant to the laws of the State of Nevada and having an office for business located at 9300 Wilshire
Boulevard, Suite 300 Beverly Hills, California 90212.

("Boundless")

AND:     SURGE TECHNOLOGIES INC., a body corporate formed
pursuant to the laws of the State of Nevada and a wholly owned subsidiary of Boundless.

(the "Acquirer")

AND:     SURGE TECHNOLOGIES INC., a body corporate formed
pursuant to the laws of the Province of Alberta, Canada and having an office for business located at #14, 700-58th
Avenue S.E., Calgary, AB, T2H 2E2

("SURGE")

AND:     GORDON MCPHEDRAN, 37 Redwood Meadows Dr., Redwood
Meadows, AB, T3T 1A3

("McPhedran")

AND:              JACK BARBIER, 50 McKenzie Lake Manor SE,
Calgary, AB, T2Z 1Y1

("Barbier")

AND:     DALE OLMSTEAD, P.O. Box 509, Carbon, AB, T0M 0L0

("Olmstead")

AND:     HARJ MANHAS, 120 Inglewood Cove SE, Calgary, AB,
T2G 5K3

("Manhas")

AND:     SECURA INVESTMENTS INC. #8 2180 Pegasus Way SE,
Calgary, AB., T2E 8M5

("Secura")

("McPhedran, Barbier, Olmstead, Manhas and Secura are hereinafter referred to as the
"SURGE Shareholders")

WHEREAS:

A.       Boundless, Acquirer, SURGE and the SURGE
Shareholders (the "Parties") entered into a Merger
Agreement made as of September 3, 2002, whereby Acquirer and SURGE would merge and continue as one entity pursuant to the laws of Nevada.

B. The Parties wish to amend the Merger Agreement whereby Acquirer would instead acquire of the issued and outstanding shares in the capital of SURGE from the SURGE Shareholders such that the transaction would constitute a share exchange pursuant to the laws of Nevada (the "Share Exchange"). In connection with the Share Exchange the SURGE Shareholders will receive shares of Boundless in consideration for their shares of SURGE; and

C. It is intended that the Share Exchange shall qualify for United States federal income tax purposes as reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE THIS AMENDMENT AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. The Merger Agreement is hereby amended such that all references therein to Merger, Plan of Merger (including its variant "plan of merger"), and Certificate of Merger shall instead refer to and mean Share Exchange, Plan of Share
Exchange, and Certificate of Share Exchange respectively.

2. The Merger Agreement is hereby amended such that all references to Closing, and all Closing deliveries described in Article 9 thereof, as amended hereby, will refer to the Closing of the Share Exchange, and Closing deliveries pursuant to the Share Exchange.

3.     Subsection 1.1 (x) of Article 1 to the Merger
Agreement is hereby deleted.

4. Section 2.1 of Article 2 to the Merger Agreement is hereby deleted and replaced with the following:

The Share Exchange

2.1 On Closing, Boundless will issue the Acquisition Shares to the holders of the SURGE Shares in accordance with the SURGE Conversion Ratios set out in Schedule "S" and
the holders of the SURGE Shares will transfer all   right
and title to the SURGE Shares held by them to the Acquirer. The SURGE Shareholders agree on Closing to tender, sell and transfer all title and ownership in and to their SURGE Shares, free and clear of all encumbrances, liens or claims, to Acquirer, and Acquirer, agrees to take-up and purchase all SURGE Shares tendered. SURGE and the SURGE Shareholders agree to use best effort to obtain the agreement of all holders of the SURGE Shares to tender their SURGE Shares to Acquirer on Closing. The Share Exchange will be on a voluntary basis by the holders of the SURGE Shares, other than the Surge Shareholder. Any SURGE Shares not tendered to the Acquirer on Closing may, at the option of Surge, be subject to compulsory acquisition in accordance with the laws of Alberta.


5. Section 2.2 of Article 2 to the Merger Agreement is hereby deleted and replaced with the following:


Effect of the Share Exchange

2.2 Upon Closing, and at the Effective Time of the Share Exchange in accordance with section 190 of Chapter 92A of the Nevada Revised Statutes, SURGE will become a wholly owned subsidiary of Acquirer. Each of Acquirer and SURGE will continue in existence as separate entities under the laws of their respective jurisdictions of incorporation or organization.

6. Section 2.3 of Article 2 to the Merger Agreement is hereby deleted.

7. Section 2.4 of Article 2 to the Merger Agreement is hereby deleted.

8. Subsection 3.1(aa) to the Merger Agreement is hereby amended by replacing the words "Surviving Company" with "Boundless".

9.       The second full sentence, commencing "The SURGE
Shareholders." contained in Subsection 5.1(e) to the Merger
Agreement is hereby deleted.

10. Subsection 6.1(e) of the Merger Agreement is hereby deleted and replaced with the following:

(e) Reporting and Internal Controls. From and after the Effective Time, the SURGE Shareholders shall forthwith take all required actions to implement internal controls on the business of Boundless to ensure that Boundless Complies with Section 13b(2) of the Securities and Exchange Act of 1934;


11. Section 12.7. to the Merger Agreement is hereby amended to include any amendment signed by all of the Parties to the Merger Agreement as part of the entire agreement.

12. Expect as specifically modified or deleted by this Amendment Agreement, all terms, agreements and conditions in the Merger Agreement remain in full force and effect, and where such terms, agreements and conditions are modified by this Amendment Agreement, they shall have the meaning and effect intended hereby.





13. This Amendment Agreement was prepared by the law firm of Morton & Company, legal counsel for SURGE only. No legal advice has been provided to any other party in connection herewith and all other parties should obtain independent legal and tax advice prior to signing.

14. This Amendment Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same agreement.
Delivery of executed copies of this Amendment Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

IN WITNESS WHEREOF  the parties have executed this Amendment
Agreement effective as of the day and year first above written.



                                 BOUNDLESS VISION, INC.

-----------------------------    By: /s/ Peter Sanders
Witness                          ---------------------------
                                 Peter V. Sanders, President
-----------------------------
Name

-----------------------------
Address

-----------------------------



                                SURGE ACQUISITION CORP.

-----------------------------   By: /s/ Peter Sanders
Witness                         ---------------------------
                                Peter V. Sanders, President
-----------------------------
Name

-----------------------------
Address

-----------------------------



                                SURGE TECHNOLOGIES INC.
-----------------------------
Witness                         By /s/ Gordon Mcphedran
                                ------------------------
-----------------------------   Gordon McPhedran, President
Name                            & CEO

-----------------------------
Address

-----------------------------





-----------------------------   By:/s/ Jack Barbier
Witness                         ----------------------
                                Gordon McPhedran, President
-----------------------------   & CEO
Name

-----------------------------
Address

-----------------------------




-----------------------------    By:/s/ Dale Olmstead
Witness                          ----------------------
                                  Dale Olmstead
-----------------------------
Name

-----------------------------
Address

-----------------------------













-----------------------------   By:/s/ Harj Manhas
Witness                         ---------------------
                                Harj Manhas
-----------------------------
Name

-----------------------------
Address

-----------------------------






----------------------------- By: /s/ Secura Investment Inc.
Witness                       ------------------------------
                              SECURA INVESTMENTS INC.
-----------------------------
Name

-----------------------------
Address

-----------------------------